                                   EXHIBIT 24


                        AMERICAN GREETINGS CORPORATION

                      REGISTRATION STATEMENT ON FORM S-8

                              POWER OF ATTORNEY


                 American Greetings Corporation (the "Company") hereby constitutes and appoints Henry Lowenthal, Jon Groetzinger, Jr., James
         K. Roosa and Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of 54,000 of the Company's Class A Common Shares and 54,000 of the Company's Class B Common Shares and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

                 Executed at Cleveland, Ohio, this 12th day of July, 1995.
                                                   ----

                         American Greetings Corporation

                                           /s/ Morry Weis
                                      By:__________________________________
                                         Morry Weiss
                                         Chairman & Chief Executive Officer

                                              /S/ Jon Groetzinger
                                      Attest:______________________________
                                             Jon Groetzinger, Jr.
                                             Secretary

                        AMERICAN GREETINGS CORPORATION

                      REGISTRATION STATEMENT ON FORM S-8

                              POWER OF ATTORNEY



                 The undersigned officers and directors of American Greetings Corporation (the "Company") hereby constitute and appoint Henry Lowenthal, Jon Groetzinger, Jr., James K. Roosa, and Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of 54,000 of the Company's Class A Common Shares and 54,000 of the Company's Class B Common Shares and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

                 Executed at Cleveland, Ohio, this 14th day of July, 1995.


              SIGNATURE                  TITLE                     DATE
              ---------                  -----                     ----
         /s/ Irving I. Stone        Founder-Chairman;              July
         -------------------------
         Irving I. Stone            Chairman of the                12, 1995
                                       Executive Committee;
                                       Director


         /s/ Morry Weiss            Chairman and Chief Executive   July
         -------------------------
         Morry Weiss                Officer; Director              12, 1995


         /s/ Edward Fruchtenbaum    President - Chief Operating    July
         -------------------------
         Edward Fruchtenbaum        Officer; Director              12, 1995

                 SIGNATURE                                TITLE                      DATE
                 ---------                                -----                      ----
         /s/ Scott S. Cowen                             Director                       July
         -------------------------
         Scott S. Cowen                                                                11, 1995



         /s/ Herbert H. Jacobs                          Director                       July
         -------------------------
         Herbert H. Jacobs                                                             10, 1995



         /s/ Albert B. Ratner                           Director                       July
         -------------------------
         Albert B. Ratner                                                              10, 1995



         /s/ Harry H. Stone                             Director                       July
         -------------------------
         Harry H. Stone                                                                10, 1995



         /s/ Jeanette S. Wagner                        Director                        July
         -------------------------
         Jeanette S. Wagner                                                            12, 1995



         /s/ Milton A. Wolf                           Director                         July
         -------------------------
         Milton A. Wolf                                                                7, 1995



         /s/ Abraham Zaleznik                        Director                          July
         -------------------------
         Abraham Zaleznik                                                              10, 1995



         /s/ Henry Lowenthal                         Senior Vice President;            July
         -------------------------
         Henry Lowenthal                             Chief Financial Officer           14, 1995



         /s/ William S. Meyer                        Senior Vice President;            July
         -------------------------
         William S. Meyer                            Controller; Chief                 12, 1995
                                                     Accounting Officer